                                                                  Exhibit 10.2.5


                 FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of February ___, 2002 (the "Amendment Date"), is among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; Bankers Trust Company, as Arranger and Syndication Agent; Lehman Commercial Paper Inc., as Arranger and Documentation Agent; Wells Fargo Bank, National Association, as Documentation Agent; and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998 (the "Original Credit Agreement"), as amended by that certain First Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 3, 1999, as further amended by that certain Second Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 31, 2000, as further amended by that certain Third Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of January 1, 2001, as further amended by that certain Fourth Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of December 14, 2001 (the Original Credit Agreement, as so amended, being referred to herein as the "Amended Credit Agreement").

     B. The Borrower and the Lenders party hereto desire to amend the Amended Credit Agreement as herein provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Amended Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on February 28, 2002 (the "Termination Date") the following conditions precedent have been satisfied:

          a. Documentation. The Administrative Agent shall have received
             -------------
     counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

          b. Representations and Warranties. The representations and warranties
             ------------------------------
     contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to

                                       1

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     this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse
     Change.

         c.  No Default. No Default or Event of Default shall exist as of
             ----------
     either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still
                                  --------
be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Amended Credit Agreement, as amended by this Amendment.

     4. From and after the Amendment Date, Section 2.04(b) of the Amended Credit Agreement is amended by deleting the amount of "$300,000,000" in clause
(iii) thereof and replacing such amount with the amount of "$100,000,000".

     5. From and after the Amendment Date, Section 6.02(f) of the Amended Credit Agreement is amended by deleting the phrase "the sum of the amount of the Revolving Commitments and the amount of the other Indebtedness of the Borrower or its Affiliates which bears interest at a variable rate" and replacing such phase with the phrase "$500,000,000".

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Amended Credit Agreement or any other Credit Document.

     7. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment.

     8. The Borrower and the Guarantors represent and warrant to the Lenders and the Agents that:

         a. the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change;

         b. no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment; and

         c. such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     9. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

     Executed as of the Amendment Date.

                                        BORROWER:
                                        --------


                                        MERISTAR HOSPITALITY OPERATING
                                        PARTNERSHIP, L.P.

                                        By:  MeriStar Hospitality Corporation,
                                             its general partner

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                        JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantors each dated August 3, 1998 remain in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                                            GUARANTORS:

                                            MERISTAR HOSPITALITY
                                            CORPORATION, a Maryland corporation


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            MERISTAR LP, INC., a Nevada
                                            corporation

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                MERISTAR ACQUISITION COMPANY, L.L.C., a Delaware limited liability company


                                By: MeriStar Hospitality Operating Partnership,
                                    L.P., a Delaware limited partnership, member

                                    By:  MeriStar Hospitality Corporation, its
                                         general partner


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________


                                AGH UPREIT LLC, a Delaware limited liability company


                                By: MeriStar Hospitality Corporation, member


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________


                                By: MeriStar Hospitality Operating Partnership,
                                    L.P., member

                                    By:  MeriStar Hospitality
                                         Corporation, general partner


                                    By:______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                   MERISTAR SANIBEL INN COMPANY, L.L.C.
                                   MERISTAR MARCO ISLAND COMPANY, L.L.C.
                                   MERISTAR SAFETY HARBOR COMPANY, L.L.C.
                                   MERISTAR SUNDIAL BEACH COMPANY, L.L.C.
                                   MERISTAR S.S. PLANTATION COMPANY, L.L.C.
                                   MERISTAR SHIRLEY'S PARCEL COMPANY, L.L.C.
                                   MERISTAR SEASIDE INN COMPANY, L.L.C.
                                   MERISTAR SANIBEL BEACH COMPANY, L.L.C.
                                   MERISTAR PLANTATION SHOPPING CENTER
                                   COMPANY, L.L.C.
                                   MERISTAR SONG OF THE SEA COMPANY, L.L.C.
                                   MERISTAR SANIBEL GOLF COMPANY, L.L.C.,
                                   MERISTAR HOTEL (CALGARY AIRPORT) LLC
                                   MERISTAR HOTEL (SURREY) LLC
                                   MERISTAR HOTEL (BURNABY) LLC
                                   MERISTAR HOTEL (VANCOUVER) LLC,
                                   each of the above being a Delaware limited liability company

                                   By: MeriStar Hospitality Operating
                                       Partnership, L.P. a Delaware limited
                                       partnership, their managing member


                                       By:  MeriStar Hospitality Corporation,
                                            a Maryland corporation, its general
                                            partner


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                       EQUISTAR SOMERSET COMPANY, L.L.C.
                       EQUISTAR SCHAUMBURG COMPANY, L.L.C.
                       EQUISTAR BELLEVUE COMPANY, L.L.C.
                       EQUISTAR CLEVELAND COMPANY, L.L.C.
                       EQUISTAR LATHAM COMPANY, L.L.C.
                       EQUISTAR VIRGINIA COMPANY, L.L.C.
                       EQUISTAR BALLSTON COMPANY, L.L.C.
                       EQUISTAR ATLANTA GP COMPANY, L.L.C.
                       EQUISTAR ATLANTA LP COMPANY, L.L.C.
                       EQUISTAR SALT LAKE COMPANY, L.L.C.
                       CAPSTAR CHICAGO COMPANY, L.L.C.
                       CAPSTAR WASHINGTON COMPANY, L.L.C.
                       CAPSTAR C.S. COMPANY, L.L.C.
                       CAPSTAR SAN PEDRO COMPANY, L.L.C.
                       CAPSTAR FRAZER COMPANY, L.L.C.
                       CAPSTAR KC COMPANY, L.L.C.
                       CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.
                       CAPSTAR GEORGETOWN COMPANY, L.L.C.
                       CAPSTAR JEKYLL COMPANY, L.L.C.
                       CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.
                       CAPSTAR TUCSON COMPANY, L.L.C.
                       CAPSTAR HARTFORD COMPANY, L.L.C.
                       CAPSTAR CROSS KEYS COMPANY, L.L.C.
                       CAPSTAR ROLAND PARK COMPANY, L.L.C.
                       CAPSTAR COLUMBIA COMPANY, L.L.C.
                       CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.
                       CAPSTAR LEXINGTON COMPANY, L.L.C.
                       CAPSTAR MESA COMPANY, L.L.C.
                       CAPSTAR MORRISTOWN COMPANY, L.L.C.
                       CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.
                       CAPSTAR FORRESTAL COMPANY, L.L.C.
                       CAPSTAR LOUISVILLE COMPANY, L.L.C., each of the above being a Delaware limited liability company

                       By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                             By: MeriStar Hospitality Corporation, its general partner

                                  By:____________________________________
                                  Name:__________________________________
                                  Title:_________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                       CAPSTAR HOUSTON SW PARTNERS, L.P.
                       CAPSTAR MOCKINGBIRD PARTNERS, L.P.
                       CAPSTAR DALLAS PARTNERS, L.P., each of the above being a Delaware limited partnership

                       CAPSTAR MEDALLION DALLAS PARTNERS, L.P.
                       CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.
                       CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.
                       CAPSTAR MEDALLION MIDLAND PARTNERS, L.P., each of the above being a Delaware limited partnership

                       MERISTAR SANTA BARBARA, L.P.
                       MERISTAR CATHEDRAL CITY, L.P.
                       MERISTAR LAJV, L.P., each of the above being a Delaware limited partnership


                       By: MeriStar Hospitality Operating Partnership,  a
                           Delaware limited partnership, general partner

                           By: MeriStar Hospitality Corporation, its general
                               partner

                               By:______________________________
                               Name:____________________________
                               Title:___________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                 HOTEL COLUMBIA COMPANY, a Maryland general partnership

                 By: CapStar Columbia Company, a Delaware limited
                     liability company, partner

                     By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                          By: MeriStar Hospitality Corporation, its
                              general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

                 By: CapStar Roland Park Company, L.L.C., a Delaware limited liability company, partner

                     By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                          By: MeriStar Hospitality Corporation, its
                              general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                      BCHI ACQUISITION, LLC,
                      a Delaware limited liability company

                      By:   AGH UPREIT LLC, member

                            By:  MeriStar Hospitality
                                 Corporation, member

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

                      By:   MeriStar Hospitality Operating Partnership,
                            L.P., member

                            By:  MeriStar Hospitality Corporation,
                                 general partner

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

                      By:   MeriStar Hospitality Operating Partnership,
                            L.P., member

                            By:  MeriStar Hospitality Corporation,
                                 general partner

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                           3100 GLENDALE JOINT VENTURE,
                           an Ohio general partnership

                            By:  AGH UPREIT LLC, partner

                                 By: MeriStar Hospitality
                                     Corporation, member

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                            By: MeriStar Hospitality Operating Partnership, L.P., member

                                 By: MeriStar Hospitality
                                     Corporation, general partner

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                            By: MeriStar Hospitality Operating Partnership, L.P., partner

                                 By: MeriStar Hospitality
                                     Corporation, general partner

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                           MT. ARLINGTON NEW JERSEY, LLC,
                           a Delaware limited partnership

                           MDV LIMITED PARTNERSHIP,
                           a Texas limited partnership

                           183 HOTEL ASSOCIATES, LTD.,
                           a Texas limited partnership

                           455 MEADOWLANDS ASSOCIATES, LTD.
                           a Texas limited partnership

                           MADISON WASHINGTON ASSOCIATES
                           a Delaware limited partnership

                           LAKE BUENA VISTA PARTNERS, LTD.,
                           a Florida limited partnership

                           COCOA BEACH HOTELS, LTD.,
                           a Florida limited partnership

                           DURHAM I-85 LIMITED PARTNERSHIP,
                           a Delaware limited partnership

                           By:  AGH UPREIT LLC, general partner

                                By:  MeriStar Hospitality Corporation, member

                                     By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________


                                By: MeriStar Hospitality Operating Partnership, L.P., member

                                     By:  MeriStar Hospitality
                                          Corporation, general partner

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                          75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., a Delaware limited partnership

                          By: AGH 75 Arlington Heights LLC, a Delaware limited
                              liability company, general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., member

                                   By:  MeriStar Hospitality
                                        Corporation, general partner

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                          AGH 75 ARLINGTON HEIGHTS LLC, a Delaware limited liability company

                          By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                               By: MeriStar Hospitality Corporation, its general
                                   partner

                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________


                          AGH PSS I, INC., a Delaware corporation

                          By:____________________________________
                          Name:__________________________________
                          Title:_________________________________


                          MERISTAR HOTEL LESSEE, INC., a Delaware corporation

                          By:____________________________________
                          Name:__________________________________
                          Title:_________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                           SOCIETE GENERALE, SOUTHWEST
                           AGENCY, individually and as Arranger
                           and Administrative Agent

                           By:________________________________
                           Name:______________________________
                           Title:_____________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                         BANKERS TRUST COMPANY, individually and
                         as Arranger and Syndication Agent



                         By:_______________________________
                         Name:_____________________________
                         Title:____________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                           WELLS FARGO BANK, NATIONAL
                           ASSOCIATION, individually and as
                           Documentation Agent

                           By:___________________________
                           Name:_________________________
                           Title:________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                                   LEHMAN COMMERCIAL PAPER INC.,
                                   individually and as Arranger and
                                   Documentation Agent

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

[SIGNATURE PAGE OF FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                                   LENDER:

                                   _____________________________________________


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________